--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Quarterly Report of The United Kingdom Fund Inc. (the "Fund"). On December 31, 1995, the end of the period under review, the Fund's net assets totalled $58.5 million. This represents a net asset value per share of $14.58, a rise of 104.26% from its initial value after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an increase of 101.30% in the FT-SE Actuaries All-Share Index (U.S.$) over the same time period. At the end of the period under review, the Fund was quoted at $12.125 per share on the New York Stock Exchange, which represents a 16.84% discount to the Fund's net asset value per share.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                [SIGNATURE]     [SIGNATURE]

      Anthony M. Solomon        Richard J. Oldfield
    Chairman of the Board       President

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the quarter, your Fund experienced a rise in net asset value of 1.51%, which compared with a 2.85% increase in the FT-SE Actuaries All-Share Index. For 1995 as a whole, the Fund's net asset value has increased by 18.05%, which compares with a 21.86% increase in the FT-SE Actuaries All-Share Index. These figures are recorded with net dividends reinvested and in U.S. dollar based terms.

  During the fourth quarter, the market made steady progress, with the FT-SE 100 Index reaching a new closing high of 3,664 on December 29, 1995. The market continued to benefit from a growing perception that global inflationary pressures were diminishing, which caused lower long-term interest rates. The 25 basis point cut in U.K. interest rates, coupled with a relatively prudent budget, seemed to support this positive view. This improved outlook enabled the market to ignore the increasing political uncertainty, a worsening Public Sector Borrowing Requirement situation and several announcements that corporate profits for 1995/6 would be lower than forecast. Takeover activity continued to boost the market and, unlike the previous quarter, was spread across several sectors, notably Oil Exploration & Production, Food Manufacturing and Hotels.

  Smaller companies were very disappointing as they were particularly impacted by the combination of weakening economic demand and rising raw material prices, with the FT-SE Small Cap Index returning -2.5% in U.S. dollar based terms.

  The best performing areas of the market were those which investors felt were likely to be resilient to a slowdown in economic activity and which were supported by bid speculation. Pharmaceuticals maintained their strong performance while Financials continued to benefit from strong bond markets, cost-cutting and takeover activity. An expectation that consumer spending would begin to recover in 1996 encouraged retail and housebuilding stocks. Oils also outperformed as uncertainty about the political situation in Saudi Arabia and a cold winter boosted the oil price and investors focused on the strong cash generation of the major companies. Those areas exposed to industrial activity tended to underperform, especially those with a high exposure to Continental Europe. The Paper & Packaging sector was particularly affected, with Chemical companies also underperforming. Utilities suffered from concerns over a possible early general election and the referral of two electricity bids to the Monopolies and Mergers Commission.

  Bonds outperformed the equity market over the quarter, with U.K. long gilts returning 5.7% in U.S. dollar based terms. This was despite fears that there would need to be increased gilt issuance by the government because the budget deficit has widened. Offsetting this and the political worries were the improving inflationary outlook and strength in global bond markets. The slowdown in economic activity, demonstrated by the weak U.K. industrial production (which decreased 0.9% in October), also aided relative performance.

  The Fund's and the FT-SE Actuaries All-Share Index sector weightings expressed as a percentage of total equities held at December 31, 1995 are outlined below:

                                                           % FT-SE
                                                          ACTUARIES
                                             % U.K.       ALL-SHARE
                                              FUND          INDEX
                                          ------------  --------------
Mineral Extraction......................       10.0            9.1
General Manufacturing...................       26.4           18.1
Consumer Goods..........................       19.7           19.6
Services................................       19.2           20.5
Utilities...............................       11.5           11.6
Finance.................................       13.2           17.5
Investment Trusts.......................        0.0            3.6

ECONOMIC & MARKET OUTLOOK

  The recent 25 basis point cut in interest rates reflected the pressures on the Chancellor of the Exchequer to relax monetary policy, because of current economic weakness and a need to gain popularity ahead of the next general election. While these factors look likely to persist, we believe that significant interest rate cuts are relatively unlikely given the difficulties in controlling the budget deficit as highlighted by the Budget Statement. GDP growth may be below the government's forecast with the shortfall caused by areas exposed to Continental Europe. Consumer confidence ought to increase in 1996 as the benefits of lower mortgage rates and the reduction in income tax take effect. Both the housing market and retail spending are expected to show an improvement.

  Given the slower rate of growth, expectations of future corporate profits have been trimmed back, although margins will continue to benefit from the cost-cutting measures implemented during the recession. Among those areas of the economy most affected are the commodity producers, currently experiencing falling prices and lower volumes. Healthy cash generation is expected to underpin strong dividend growth and lead to further share buy-backs. The low cost of borrowing also means that takeover activity should remain a feature of the market in 1996. A continuation in corporate activity would help to support company valuations and reduce some of the structural overcapacity in industries such as Construction and Food Manufacturing. The budget is not expected to have a significant impact although consumer confidence will benefit from pay-outs from building society takeovers and the maturing of Tax Exempt Special Savings Accounts.

  The U.K. equity market is likely to remain influenced by movements in bond markets, both in the U.K. and the U.S. We believe that the scope for short-term lower interest rates in either country in the near-term is limited, given the need to finance budget deficits. The gilt market and sterling may also be influenced by the political uncertainty associated with the approach of the next general election. In the longer-term, the use of technology to cut costs and a flexible global labor market suggests an optimistic scenario for world inflation and a positive outlook for long-term interest rates.

  The long-term outlook for the U.K. economy remains positive. Investment in manufacturing remains strong allowing substantial productivity improvements and greater flexibility. Inflation looks set to remain within the government's target range of 1-4%, suggesting that an imminent rise in interest rates is unlikely. With this background, the medium-term outlook for U.K. equities continues to be positive. Worries over funding the budget deficit in the short-term, a slowing in the growth of corporate profits and increasing political uncertainty may keep the market relatively subdued.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The strategy during the quarter was to raise cash for new investments. We sold the holding in the Internet stock Unipalm Group during the offer from UUNet Technologies. The holding in Smith (DS) Holdings was also sold, as it was expected to underperform on concerns over customer destocking. We also sold the greater part of the holding in Bridon ahead of a substantial shortfall in current trading. Reductions took place in Royal Doulton and BICC where last year's profits are expected to fall below previous expectations. Small reductions also took place in Persona Group and CPL Aromas following strong outperformance.

  The Fund's ten largest equity holdings as of December 29, 1995 were :

  STANDARD CHARTERED

Market Price as of 12/29/95.............................   548p
Prospective Earnings per share (to December 1996).......  48.7p
Prospective Earnings Multiple...........................  11.2x

  Standard Chartered is a UK-based banking group, which is rapidly recovering following a period of disappointing results. The Group has significant earnings growth potential, based on UK economic recovery and its strong presence in the fast growth markets of the Asia Pacific region and Africa. Although the shares have performed well, they remain relatively modestly rated.

  SHELL TRANSPORT & TRADING

Market Price as of 12/29/95.............................   852p
Prospective Earnings per share (to December 1996).......  55.5p
Prospective Earnings Multiple...........................  15.4x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, helped by the recent recovery in the crude oil price. Although some weakening has now taken place in chemicals, growth is expected to resume in 1996. Cashflow remains highly positive which we expect will result in strong dividend progression for at least the next two years.

  GLAXO WELLCOME

Market Price as of 12/29/95.............................   915p
Prospective Earnings per share (to December 1996).......  57.4p
Prospective Earnings Multiple...........................  15.9x

  Glaxo Wellcome is a leading international pharmaceuticals company formed by the takeover of Wellcome by Glaxo. There is substantial scope for cost reduction through improving the productivity of the research and development activities. Glaxo recently received a boost from the end of a legal challenge to its Zantac patents. It also gained FDA approval for the use of 3TC in combination with Zovirax to treat HIV infection. With other potentially interesting drugs under development, profits should grow steadily over the next few years.

  GREAT UNIVERSAL STORES

Market Price as of 12/29/95.............................   684p
Prospective Earnings per share (to March 1997)..........  42.6p
Prospective Earnings Multiple...........................  16.1x

  Great Universal Stores is a retail, mail order, property and financial group with a strong balance sheet and consistent earnings record. Current trading in the mail order division has been steady and there are still further rationalization benefits which can be achieved. The appointment of a new chairman is expected to lead to further moves to increase shareholder value and the development of new growth areas.

  BRITISH PETROLEUM

Market Price as of 12/29/95.............................   539p
Prospective Earnings per share (to December 1996).......  39.9p
Prospective Earnings Multiple...........................  13.5x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP has sold its Marcus Hook refinery in the U.S. and is planning to cut additional refinery capacity to match production with customer demand. Although the chemicals operations experienced a slight downturn in the third quarter due to destocking, strong cashflow from the company will see a sharp reduction in the level of borrowings leading to the possibility of a share buy-back.

  EAST MIDLANDS ELECTRICITY

Market Price as of 12/29/95.............................   667p
Prospective Earnings per share (to March 1997)..........  68.0p
Prospective Earnings Multiple...........................   9.8x

  East Midlands Electricity is one of the few remaining independent regional electricity companies. It has recently announced that it will be forming three divisions to focus on its three main business streams, which will result in significant reductions in central overhead costs. A special dividend of 120p per share has been declared and the holding in National Grid Group has been demerged to shareholders. East Midlands Electricity remains a potential takeover candidate.

  POWERGEN

Market Price as of 12/29/95.............................   532p
Prospective Earnings per share (to March 1997)..........  60.7p
Prospective Earnings Multiple...........................   8.8x

  PowerGen, a leading power generator in England and Wales, continues to reduce its costs. PowerGen has made a recommended offer for Midlands Electricity, which will prepare the company for the deregulated market in 1998, although the bid has currently been referred to the Monopolies and Mergers Commission. PowerGen is likely to continue its strong record of dividend growth.

  ABBEY NATIONAL

Market Price as of 12/29/95.............................   635p
Prospective Earnings per share (to December 1996).......  56.6p
Prospective Earnings Multiple...........................  11.2x

  Abbey National provides a comprehensive range of domestic mortgage finance, personal financial services and treasury services. It is Britain's second largest mortgage lender and has strengthened its position with the acquisition of Household Mortgage Corporation, a centralized mortgage lender. Abbey National offers low risk exposure to the banking sector and is geared to an upturn in the housing market. It is a strong cash generator and has excellent dividend growth prospects.

  WHITECROFT

Market Price as of 12/29/95.............................   199p
Prospective Earnings per share (to March 1997)..........  15.0p
Prospective Earnings Multiple...........................  13.3x

  Whitecroft is a diversified industrial group with interests in building products, commercial lighting, textiles and medical cotton fibre. It has recently completed a three year recovery phase and is now moving on to a growth trend where acquisitions will play a significant part. It has recently acquired a company which manufactures lighting for the oil and gas industry and further growth both from new acquisitions and existing operations is anticipated.

  BRITISH AIRWAYS

Market Price as of 12/29/95.............................   466p
Prospective Earnings per share (to March 1997)..........  45.1p
Prospective Earnings Multiple...........................  10.3x

  British Airways operates international and domestic scheduled air services. It is experiencing strong demand for passenger and freight services and is benefiting from increased premium passenger traffic. It has a stake in USAir, which has recently announced a significant improvement in passenger volume.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
DECEMBER 31, 1995 (UNAUDITED)

---------------------------------------------------------------
 SHARES                  DESCRIPTION                   VALUE
---------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           91.8% OF NET ASSETS
           COMMON STOCKS--91.8%
           BANKS--12.1%
  200,000  Abbey National plc Ord 10p.............  $ 1,974,907
  150,000  Barclays plc Ord L1....................    1,721,057
  400,000  Standard Chartered plc Ord 25p.........    3,403,299
                                                    -----------
                                                      7,099,263
                                                    -----------
           BUILDING MATERIALS & MERCHANTS--6.7%
  250,000  BPB Industries plc Ord 50p.............    1,172,213
  101,000  Cape plc Ord 25p.......................      219,538
  300,000  Johnston Group plc Ord 10p.............    1,565,021
  250,000  Marley plc Ord 25p.....................      430,846
  400,000  Norcros plc Ord 25p....................      540,305
                                                    -----------
                                                      3,927,923
                                                    -----------
           CHEMICALS--2.8%
  250,000  Allied Colloids plc Ord 10p............      524,002
  200,000  Wardle Storeys plc Ord 10p.............    1,133,398
                                                    -----------
                                                      1,657,400
                                                    -----------
           DISTRIBUTORS--0.9%
  125,000  Persona Group plc Ord 5p...............      551,173
                                                    -----------
           DIVERSIFIED INDUSTRIALS--4.3%
   50,000  Charter plc Ord 2p (Regd.).............      669,947
  600,000  Whitecroft plc Ord 25p.................    1,853,804
                                                    -----------
                                                      2,523,751
                                                    -----------
           ELECTRICITY--7.8%
  200,000  East Midlands Electricity plc Ord 56
             9/11p................................    2,071,168
  142,600  National Grid Group plc Ord............      441,694
  250,000  PowerGen plc Ord 50p...................    2,066,898
                                                    -----------
                                                      4,579,760
                                                    -----------
           ELECTRONICS--3.6%
  240,000  Beales Hunter plc Ord 20p..............      819,773
  100,000  BICC plc Ord 50p.......................      428,518
  150,000  General Electric Co. plc Ord 5p........      826,759
                                                    -----------
                                                      2,075,050
                                                    -----------
           ENGINEERING-GENERAL--1.9%
  246,186  Ash & Lacy plc Ord 5p..................      672,722
  250,000  Bridon plc Ord 25p.....................      461,898
                                                    -----------
                                                      1,134,620
                                                    -----------
           ENGINEERING-VEHICLES--2.4%
  500,000  Lucas Industries plc Ord 25p...........    1,405,103
                                                    -----------
           FOOD PRODUCERS--6.5%
  280,000  Barr (AG) plc Ord 25p..................    1,447,644
  510,000  Canadian Pizza plc Ord 10p.............      585,951
  140,000  CPL Aromas plc Ord 10p.................      799,899
1,000,000  Finlay (James) plc Ord 25p.............      947,086
                                                    -----------
                                                      3,780,580
                                                    -----------
           HEALTH CARE--2.1%
  400,000  Scholl plc Ord 5p......................    1,204,817
                                                    -----------
           HOUSEHOLD GOODS--1.3%
  192,500  Royal Doulton plc Ord L1...............      738,222
                                                    -----------
           LEISURE & HOTELS--1.0%
  355,000  Inspirations plc Ord 10p...............      600,778
                                                    -----------

---------------------------------------------------------------
 SHARES                  DESCRIPTION                   VALUE
---------------------------------------------------------------
           OIL & GAS--10.6%
  200,000  British Gas plc Ord 25p................  $   788,721
  250,000  British Petroleum plc Ord 25p..........    2,092,128
  250,000  Shell Transport & Trading plc Ord 25p
             (Regd.)..............................    3,307,038
                                                    -----------
                                                      6,187,887
                                                    -----------
           PHARMACEUTICALS--3.6%
  150,000  Glaxo Holdings plc Ord 25p.............    2,130,943
                                                    -----------
           RETAILERS-FOOD--3.5%
   53,000  Greggs plc Ord 20p.....................      948,778
  450,000  Nurdin & Peacock plc Ord 10p...........    1,068,965
                                                    -----------
                                                      2,017,743
                                                    -----------
           RETAILERS-GENERAL--9.1%
  200,000  Great Universal Stores plc Ord 25p.....    2,127,062
  100,000  Kingfisher plc Ord 25p.................      841,509
  175,000  Menzies (John) plc Ord 25p.............    1,717,175
  100,000  Smith (WH) Group plc Ord 50p...........      658,302
                                                    -----------
                                                      5,344,048
                                                    -----------
           SPIRITS, WINES & CIDERS--0.6%
  185,000  Merrydown plc Ord 25p..................      333,188
                                                    -----------
           TEXTILES & APPAREL--3.5%
  350,000  French plc Ord 10p.....................      369,519
  165,000  Shiloh plc Ord 25p.....................      251,055
1,005,000  Sirdar plc Ord 25p.....................    1,451,137
                                                    -----------
                                                      2,071,711
                                                    -----------
           TOBACCO--3.0%
  200,000  BAT Industries plc Ord 25p.............    1,762,201
                                                    -----------
           TRANSPORT--3.1%
  250,000  British Airways plc Ord 25p............    1,808,779
                                                    -----------
           WATER--1.4%
  100,000  South West Water plc Ord L1............      810,457
                                                    -----------
           Total Common Stocks
             (cost $41,845,899)...................   53,745,397
                                                    -----------
UNITED STATES SHORT-TERM INVESTMENT--
           0.2% OF NET ASSETS
PRINCIPAL
 AMOUNT
(000)
   US$101  Federated Trust for Short-term U.S.
             Government Securities (cost
             $100,625)-- 0.2%.....................      100,625
                                                    -----------
           Total Investments (cost $41,946,524)--
             92.0%................................   53,846,022
                                                    -----------
           Cash and other assets in excess of
             liabilities--8.0%....................    4,653,554
                                                    -----------
           NET ASSETS--100.0%.....................  $58,499,576
                                                    -----------
                                                    -----------
           NUMBER OF SHARES ISSUED AND
             OUTSTANDING..........................    4,011,655
                                                    -----------
                                                    -----------
           NET ASSET VALUE PER SHARE..............
                                                         $14.58
                                                    -----------
                                                    -----------

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.
QUARTERLY RESULTS OF OPERATIONS* (UNAUDITED)
--------------------------------------------------------------------------------

                                                           NET REALIZED AND
                                                              UNREALIZED
                                         NET INVESTMENT     GAIN/(LOSS) ON
                         INVESTMENT                        INVESTMENTS AND
                                                            POUND STERLING
                           INCOME        INCOME/ (LOSS)      TRANSACTIONS
                       ---------------   ---------------   ----------------   NET ASSET VALUE   MARKET VALUE**
                                 PER               PER                PER     ---------------   ---------------
    QUARTER ENDED      TOTAL    SHARE    TOTAL    SHARE     TOTAL    SHARE     HIGH     LOW      HIGH     LOW     VOLUME**
---------------------  ------   ------   ------   ------   -------   ------   ------   ------   ------   ------   --------
June 30, 1995........  $  512   $ 0.13   $  316   $ 0.08   $ 1,708   $ 0.43   $13.96   $13.10   $11.75   $10.75    434,900
September 30, 1995...     568     0.14      339     0.08     4,167     1.04    14.87    14.08    12.50    10.75    608,400
December 31, 1995....     932     0.23      771     0.19      (120)   (0.03)   14.93    14.40    13.25    11.75    414,200
                       ------   ------   ------   ------   -------   ------
                       $2,012   $ 0.50   $1,426   $ 0.35   $ 5,755   $ 1.44
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------
June 30, 1994........  $  378   $ 0.09   $  198   $ 0.05   $  (833)  $(0.21)  $12.68   $11.98   $12.000  $10.250   481,500
September 30, 1994...     514     0.13      309     0.08     3,505     0.88    13.48    12.16    11.750   10.500   516,300
December 31, 1994....   1,187     0.30      993     0.24      (605)   (0.15)   13.64    12.75    11.875   10.500   748,300
March 31, 1995.......     297     0.07      119     0.03     1,608     0.40    13.18    12.49    11.000   10.500   433,900
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------
                       $2,376   $ 0.59   $1,619   $ 0.40   $ 3,675   $ 0.92
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------
June 30, 1993........  $  240   $ 0.06   $   68   $ 0.02   $   714   $ 0.18   $11.36   $10.75   $10.875  $ 9.500   713,700
September 30, 1993...     531     0.13      355     0.08     2,605     0.65    12.04    10.50    12.125   10.500   576,300
December 31, 1993....     155     0.04      (33)  --         4,688     1.17    12.91    11.58    13.875   10.625   734,200
March 31, 1994.......     460     0.12      288     0.07    (2,200)   (0.55)   13.68    12.31    13.875   10.375   904,100
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------
                       $1,386   $ 0.35   $  678   $ 0.17   $ 5,807   $ 1.45
                       ------   ------   ------   ------   -------   ------
                       ------   ------   ------   ------   -------   ------

------------------------------

 * Totals expressed in thousands of dollars except per share amounts and New York Stock Exchange trading volume of the Fund's common stock.

** As reported on the New York Stock Exchange.

       ------------------------------------------------------------------

DIRECTORS AND OFFICERS

           ANTHONY M. SOLOMON, Chairman of the Board and
            Director
           RICHARD J. OLDFIELD, President
           GEORGE F. BENNETT, Director
           LIVIO BORGHESE, Director
*          SIR ARTHUR BRYAN, Director
           PETER STORMONTH DARLING, Director
           LEON LEVY, Director
*          J. MURRAY LOGAN, Director
*          JAMES S. MARTIN, Director
           JAMES M. DONALD, Vice President, Treasurer and
            Assistant Secretary
           STEVEN GOLANN, Senior Vice President, Secretary and
            Assistant Treasurer
           THADDEA M. FELDMAN, Assistant Secretary

* Member of the Audit Committee

              ----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value and market data, please call (212) 272-2323; regarding shareholder inquiries and requests for Fund reports, please call
1-800-524-4468.)

INVESTMENT MANAGER--
Mercury Asset Management International (Channel
Islands) Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

 THIS REPORT, INCLUDING THE STATEMENT OF INVESTMENTS AND QUARTERLY RESULTS OF OPERATIONS, IS TRANSMITTED TO THE SHAREHOLDERS OF THE UNITED KINGDOM FUND INC. FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT AUDIT BY THE FUND'S INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

 NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

 COMPARISONS BETWEEN CHANGES IN THE FUND'S NET ASSET VALUE PER SHARE AND CHANGES IN THE FINANCIAL TIMES ACTUARIES ALL- SHARE INDEX SHOULD BE CONSIDERED IN LIGHT OF THE FUND'S INVESTMENT POLICY AND OBJECTIVES, THE CHARACTERISTICS AND QUALITY OF THE FUND'S INVESTMENTS, THE SIZE OF THE FUND AND VARIATIONS IN THE U.S. DOLLAR/POUND STERLING EXCHANGE RATE.

                  -------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International (Channel Islands) Ltd., relying on investment advice from Mercury Asset Management International Ltd.

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT PLAN-- SUMMARY
  An automatic Dividend Reinvestment Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  If you wish to participate and your shares are held in your own name, no action is required on your part. However, if your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf you should request to register your shares in your own name which will enable you to participate in the Plan.

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                          THE UNITED KINGDOM FUND INC.

                                QUARTERLY REPORT

                               DECEMBER 31, 1995